Exhibit 10.6

EXECUTION COPY

FIRST AMENDMENT TO
AMENDED AND RESTATED STRIP COVERAGE LIQUIDITY
AND SECURTIY AGREEMENT
This FIRST AMENDMENT TO AMENDED AND RESTATED STRIP COVERAGE LIQUIDITY AND SECURITY AGREEMENT (this “Amendment”) dated as of June 30, 2014 (the “Amendment Effective Date”), is entered into between ASSURED GUARANTY MUNICIPAL CORP. (f/k/a Financial Security Assurance Inc.), a New York corporation (“FSA” or the “Borrower”), and DEXIA CRÉDIT LOCAL S.A., a French share company licensed as a bank under French law, acting through its New York branch (“DCL” or the “Lender”).
W I T N E S S E T H:
WHEREAS, the Borrower and the Lender are party to an Amended and Restated Strip Coverage Liquidity and Security Agreement dated as of July 1, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Borrower has requested the Lender, and the Lender has agreed, to extend credit to the Borrower, subject to the terms and conditions thereof; and
WHEREAS, the Borrower and the Lender desire to implement certain amendments to the Credit Agreement including, among others¸ to (i) eliminate certain mandatory reductions of the Commitment, (ii) advance the Commitment Termination Date and (iii) reduce (during certain periods) the Commitment Commission Percentage, each subject to the terms and conditions of this Amendment;
NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions. Unless otherwise specifically defined herein, each capitalized term shall have the meaning given to such term in the Credit Agreement. Unless otherwise indicated, any reference to a “section” is a reference to a section in the Credit Agreement.
2.    Ratification. Except as amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. On and after the effectiveness hereof, any reference to the Credit Agreement (or any schedule or exhibit thereto) in any document related to the Credit Agreement (including, without limitation, the Note) shall mean the Credit Agreement (or any schedule or exhibit thereto), as amended hereby and as it may be further amended from time to time.
3.    Reduction of the Commitment Amount. Notwithstanding the five Business Days’ notice and minimum dollar requirements of Section 3.02 of the Credit Agreement, the Borrower hereby requests, and the Lender hereby agrees, that, as of July 1, 2014, the Commitment Amount shall be reduced to $495,000,000 in accordance with Section 3.02 of the Credit Agreement.

[First Amendment to Strip Liquidity Agreement]

4.    Amendment to the Credit Agreement. The Credit Agreement is hereby amended as follows:
(a)    Section 1.01 is hereby further amended by deleting the definition of “Commitment Termination Date” in its entirety and replacing it with the following:
‘“Commitment Termination Date’ shall mean the earliest of (a) the date a Borrower Change of Control occurs, (b) the date the Commitment Amount is reduced to zero in accordance with Section 3.02 or 10 and (c) June 30, 2024.”
(b)    Section 1.01 is hereby further amended by adding the following definition of “Consolidated Net Worth Deficiency” in appropriate alphabetical order:
‘“Consolidated Net Worth Deficiency’ shall mean that the Borrower’s Consolidated Net Worth as of the fifth anniversary of the Financial Cutoff Date is less than the sum of (a) the Base Consolidated Net Worth plus (b) the Supplemental Consolidated Net Worth Amount as of the Initial Supplemental Calculation Date.”
(c)    Section 2.01 is hereby amended by deleting the first and second sentences thereof in their entirety and replacing them with the following:
“Subject to and upon the terms and conditions set forth herein, the Lender agrees, at any time and from time to time prior to, but excluding, the Commitment Termination Date, upon request of the Borrower, to make loans in Dollars to the Borrower to finance payment of Strip Policy Claims (any such loan made in Dollars by the Lender to the Borrower with respect to a Strip Policy Claim, a “Loan” and all Loans made by the Lender, the “Loans”), which Loans are to be repaid and may be prepaid in accordance with the provisions hereof; provided that the aggregate principal amount of Loans outstanding under this Agreement as of any date shall at no time exceed the Commitment Amount as of such date and shall be subject to the limitation set forth in the following sentence, and no individual Borrowing shall exceed that amount stated in the notice of claim delivered to the Borrower under the related Strip Policy (the “Notice of Claim”). Notwithstanding anything to the contrary contained herein, amounts borrowed under this Section 2.01 may not be reborrowed.”
(d)    Section 3.01(a) is hereby amended by deleting the third sentence thereof in its entirety and replacing it with the following:
“For purposes hereof, the “Commitment Commission Percentage” shall mean either (a) during any period when the Borrower’s Ratings are not below Baa2 by Moody’s, not below BBB by S&P and not below BBB by Fitch, 0.20% per annum or (b) during all other periods, 1.00% per annum.”
(e)    Section 3.03 is hereby amended by deleting it in its entirety and replacing it with the following:

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“3.03 Mandatory Reduction of Commitments. (a) [Intentionally omitted.]
(b)    [Intentionally omitted.]
(c)    The Commitment of the Lender to make a Loan shall terminate in its entirety on the Commitment Termination Date.
(d)    [Intentionally omitted.]”
(f)    Section 8.01(a) is hereby amended by deleting it in its entirety and replacing it with the following:
“(a) Quarterly Financial Statements.  (1) Within 60 days after the close of the first three quarterly accounting periods in each fiscal year of the Borrower, the consolidated balance sheet of the Borrower as at the end of such quarterly accounting period and the related consolidated statements of income and changes in shareholders’ equity for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case without accompanying footnotes and setting forth figures for prior periods as and to the extent then required by GAAP, all of which shall be prepared in accordance with GAAP and shall be certified by the Treasurer, Chief Financial Officer or Chief Accounting Officer of the Borrower, subject to normal year-end audit adjustments, and (2) within 90 days after the close of the first three quarterly accounting periods in each fiscal year of the Borrower, the consolidated balance sheet of the Borrower as at the end of such quarterly accounting period and the related consolidated statements of income and changes in shareholders’ equity for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case with accompanying footnotes and setting forth figures for prior periods as and to the extent then required by GAAP, all of which shall be prepared in accordance with GAAP and shall be certified by the Treasurer, Chief Financial Officer or Chief Accounting Officer of the Borrower, subject to normal year-end audit adjustments.”
(g)    Section 8.08 is hereby amended by deleting it in its entirety and replacing it with the following:
“8.08    Strip Policies. The Borrower shall (i) use its commercially reasonable efforts to avoid the termination of any lease covered by a Strip Policy unless such termination is accompanied by cancellation without payment of the related Strip Policy (which efforts shall not include covering the obligations referenced in such Strip Policy), (ii) to the extent the Borrower has received such information in writing, promptly provide the Lender all non-confidential and non-privileged information concerning the Strip Policies as reasonably requested by the Lender, (iii) not amend any Strip Policy without the prior written consent of the Lender (which consent shall not be unreasonably withheld or delayed) and (iv) promptly provide the Lender with a list of all early terminations of a Strip Policy of which the Borrower is aware (and

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which have not been previously notified to Lender) as may from time to time be reasonably requested by the Lender, but not more frequently than quarterly.”
(h)    Section 9.04 is hereby amended by deleting it in its entirety and replacing it with the following:
“9.04    Minimum Net Worth. The Borrower will not permit its Consolidated Net Worth as of the end of any fiscal quarter to be less than (x) for any such quarter-end prior to the fifth anniversary of the Financial Cutoff Date, the Base Consolidated Net Worth and (y) for any such quarter-end from and after the fifth anniversary of the Financial Cutoff Date, the sum of (a) the Base Consolidated Net Worth plus (b) (i) the Supplemental Consolidated Net Worth Amount as of the most recent Subsequent Supplemental Calculation Date, in the event that there is no Consolidated Net Worth Deficiency as of the fifth anniversary of the Financial Cutoff Date or (ii) $0, in the event that there is a Consolidated Net Worth Deficiency as of the fifth anniversary of the Financial Cutoff Date.”
(i)    Section 13.07 is hereby amended by deleting it in its entirety and replacing it with the following:
“13.07    Governing Law; Submission to Jurisdiction; Venue. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK AND CHOICE OF LAW PROVISION OF THE UCC). Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction, subject matter jurisdiction and venue of any U.S. federal or state court located in The City of New York or with appellate jurisdiction thereto for the purpose of any suit, action, proceeding or judgment arising out of or relating to this Agreement. Each of the parties hereto hereby consents to the laying of venue in any such suit, action or proceeding in New York County, New York, and hereby irrevocably waives any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum and agrees not to plead or claim the same. Any process in any such action shall be duly served if mailed by registered mail, postage prepaid, with respect to (i) FSA and its Affiliates, at the respective addresses set forth on Schedule I attached hereto and (ii) with respect to DCL and its Affiliates, at the respective addresses set forth on Schedule I attached hereto. DCL may appoint a process agent with an office in the State of New York by notice to FSA. Such service may be made by mailing or delivering a copy of such process to DCL in care of the Process Agent at the Process Agent’s above address, and DCL hereby authorizes and directs the Process Agent to accept such service on its behalf. DCL may appoint a replacement Process Agent with an office in the State of New York by notice to the Borrower.”

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(j)    Section 13.13 is hereby amended by deleting it in its entirety and replacing it with the following:
“13.13    SOVEREIGN IMMUNITY. To the extent that FSA or DCL, or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to them, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, FSA and DCL hereby irrevocably and unconditionally waive, and agree not to plead or claim, to the fullest extent permitted by applicable law, any such immunity and consent to such relief and enforcement.”
(k)    Schedule I is hereby deleted in its entirety and replaced with Schedule I to this Amendment.
(l)    Schedule III is hereby deleted in its entirety and replaced with Schedule II to this Amendment and the reference to Schedule III in the Table of Contents shall be amended to refer to Schedule III as the “Strip Policy Exposure Schedule”.
5.    Miscellaneous. Each party shall bear its own costs (including, without limitation, all legal costs) in connection with the preparation, negotiation and execution of this Amendment.
6.    Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK AND CHOICE OF LAW PROVISION OF THE UCC). Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction, subject matter jurisdiction and venue of any U.S. federal or state court located in The City of New York or with appellate jurisdiction thereto for the purpose of any suit, action, proceeding or judgment arising out of or relating to this Amendment. Each of the parties hereto hereby consents to the laying of venue in any such suit, action or proceeding in New York County, New York, and hereby irrevocably waives any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum and agrees not to plead or claim the same. Any process in any such action shall be duly served if mailed by registered mail, postage prepaid, with respect to (i) FSA and its Affiliates, at the respective addresses set forth on Schedule I attached to the Agreement and (ii) with respect to DCL and its Affiliates, at the respective addresses set forth on Schedule I attached to the Agreement. DCL may appoint a process agent with an office in the State of New York by notice to the Borrower. Such service may be made by mailing or delivering a copy of such process to DCL in care of the

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Process Agent at the Process Agent’s above address, and DCL hereby authorizes and directs the Process Agent to accept such service on its behalf. DCL may appoint a replacement Process Agent with an office in the State of New York by notice to the Borrower.
7.    SOVEREIGN IMMUNITY. To the extent that FSA or DCL, or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to them, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, FSA and DCL hereby irrevocably and unconditionally waive, and agree not to plead or claim, to the fullest extent permitted by applicable law, any such immunity and consent to such relief and enforcement.
8.    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
9.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower.
10.    Headings Descriptive. The headings of the several sections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first set forth above.

ASSURED GUARANTY MUNICIPAL CORP.
By: /s/ Bruce Stern
Name: Bruce Stern
Title: Executive Officer

DEXIA CRÉDIT LOCAL S.A., ACTING THROUGH ITS NEW YORK BRANCH
By: /s/ Guy Cools
Name: Guy Cools
Title: General Manager

[First Amendment to Strip Liquidity Agreement]

Schedule I to Amendment
SCHEDULE I
OFFICE
Lender’s Office
Dexia Credit Local S.A., New York Branch
445 Park Avenue
New York, New York 10022
Attention: Chief Financial Officer
Facsimile: [(212) 753-5522]

With a copy to:

Dexia SA/NV
Place Rogier 11
1210 Brussels, Belgium
Attention: Secretary General
Facsimile: +32 2 213 58 90
Email: secretarygeneral@dexia.com

and

Dexia Financial Products Services LLC
445 Park Avenue, 8th Floor
New York, New York 10022
Attention: FP Operations
Telephone: (212) 893-2700
Facsimile: (212) 893-2717
Email: ops@dexiafps.com

Process Agent:
Dexia Credit Local S.A., New York Branch
445 Park Avenue
New York, New York 10022
Attention: General Counsel
With a copy to:
Dexia Financial Products Services LLC
445 Park Avenue, 8th Floor
New York, New York 10022
Attention: FP Operations
Telephone: (212) 893-2700

[First Amendment to Strip Liquidity Agreement]

[First Amendment to Strip Liquidity Agreement]

Facsimile: (212) 893-2717
Email: ops@dexiafps.com

Borrower’s Office
Assured Guaranty Municipal Corp.
31 West 52nd Street
New York, New York 10019
Attention: Chief Financial Officer
with copies (which copies shall not constitute notice) to:
Assured Guaranty Municipal Corp.
31 West 52nd Street
New York, New York 10019
Attention: Managing Director – Infrastructure Surveillance

and

Assured Guaranty US Holdings Inc.
31 West 52nd Street
New York, New York 10019
Attention: CFO

and

Assured Guaranty US Holdings Inc.
31 West 52nd Street
New York, New York 10019
Attention: General Counsel

and

Assured Guaranty Ltd.
30 Woodbourne Avenue - 5th Floor
Hamilton HM 08, Bermuda
Attention: General Counsel

[First Amendment to Strip Liquidity Agreement]

Schedule II to Amendment

SCHEDULE III

STRIP POLICY EXPOSURE SCHEDULE
(EXPRESSED IN U.S. DOLLARS)

Period Beginning	Period Ending	Aggregate Strip Policy Exposure
July 1, 2009	July 31, 2009	2,377,492,109
August 1, 2009	August 31, 2009	2,376,812,775
September 1, 2009	September 30, 2009	2,376,168,422
October 1, 2009	October 31, 2009	2,375,413,380
November 1, 2009	November 30, 2009	2,374,544,702
December 1, 2009	December 31, 2009	2,373,714,427
January 1, 2010	January 31, 2010	2,391,866,640
February 1, 2010	February 28, 2010	2,415,436,687
March 1, 2010	March 31, 2010	2,412,231,732
April 1, 2010	April 30, 2010	2,410,760,494
May 1, 2010	May 31, 2010	2,409,276,523
June 1, 2010	June 30, 2010	2,407,671,880
July 1, 2010	July 31, 2010	2,405,844,823
August 1, 2010	August 31, 2010	2,403,963,179
September 1, 2010	September 30, 2010	2,402,115,104
October 1, 2010	October 31, 2010	2,400,165,733
November 1, 2010	November 30, 2010	2,398,036,121
December 1, 2010	December 31, 2010	2,395,834,754
January 1, 2011	January 31, 2011	2,401,095,965
February 1, 2011	February 28, 2011	2,399,507,717
March 1, 2011	March 31, 2011	2,395,591,296
April 1, 2011	April 30, 2011	2,392,964,434
May 1, 2011	May 31, 2011	2,390,219,328
June 1, 2011	June 30, 2011	2,387,375,615
July 1, 2011	July 31, 2011	2,384,246,134
August 1, 2011	August 31, 2011	2,381,131,664
September 1, 2011	September 30, 2011	2,378,046,613
October 1, 2011	October 31, 2011	2,374,838,258
November 1, 2011	November 30, 2011	2,371,597,895
December 1, 2011	December 31, 2011	2,368,387,110
January 1, 2012	January 31, 2012	2,373,213,557
February 1, 2012	February 29, 2012	2,370,220,952
March 1, 2012	March 31, 2012	2,366,564,241

[First Amendment to Strip Liquidity Agreement]

April 1, 2012	April 30, 2012	2,362,654,799
May 1, 2012	May 31, 2012	2,358,560,194
June 1, 2012	June 30, 2012	2,354,458,849
July 1, 2012	July 31, 2012	2,349,985,031
August 1, 2012	August 31, 2012	2,345,631,268
September 1, 2012	September 30, 2012	2,341,307,572
October 1, 2012	October 31, 2012	2,327,448,554
November 1, 2012	November 30, 2012	2,323,220,147
December 1, 2012	December 31, 2012	2,319,028,114
January 1, 2013	January 31, 2013	2,391,053,192
February 1, 2013	February 28, 2013	2,388,159,364
March 1, 2013	March 31, 2013	2,383,640,639
April 1, 2013	April 30, 2013	2,379,043,234
May 1, 2013	May 31, 2013	2,374,321,674
June 1, 2013	June 30, 2013	2,369,582,350
July 1, 2013	July 31, 2013	2,364,482,889
August 1, 2013	August 31, 2013	2,359,503,496
September 1, 2013	September 30, 2013	2,354,554,324
October 1, 2013	October 31, 2013	2,349,441,052
November 1, 2013	November 30, 2013	2,344,207,730
December 1, 2013	December 31, 2013	2,339,263,329
January 1, 2014	January 31, 2014	2,334,012,979
February 1, 2014	February 28, 2014	2,318,967,724
March 1, 2014	March 31, 2014	2,313,069,832
April 1, 2014	April 30, 2014	2,307,562,706
May 1, 2014	May 31, 2014	2,301,893,193
June 1, 2014	June 30, 2014	2,296,394,768
July 1, 2014	July 31, 2014	2,290,416,897
August 1, 2014	August 31, 2014	2,284,725,916
September 1, 2014	September 30, 2014	2,279,079,074
October 1, 2014	October 31, 2014	2,273,380,556
November 1, 2014	November 30, 2014	2,269,332,879
December 1, 2014	December 31, 2014	2,262,022,674
January 1, 2015	January 31, 2015	2,283,177,641
February 1, 2015	February 28, 2015	2,242,474,987
March 1, 2015	March 31, 2015	2,236,892,003
April 1, 2015	April 30, 2015	2,231,005,520
May 1, 2015	May 31, 2015	2,224,980,789
June 1, 2015	June 30, 2015	2,219,009,464
July 1, 2015	July 31, 2015	2,212,888,647
August 1, 2015	August 31, 2015	2,206,692,082
September 1, 2015	September 30, 2015	2,200,519,480

[First Amendment to Strip Liquidity Agreement]

October 1, 2015	October 31, 2015	2,194,203,161
November 1, 2015	November 30, 2015	2,187,896,298
December 1, 2015	December 31, 2015	2,195,486,468
January 1, 2016	January 31, 2016	2,198,525,981
February 1, 2016	February 29, 2016	2,189,917,057
March 1, 2016	March 31, 2016	2,182,823,128
April 1, 2016	April 30, 2016	2,176,274,157
May 1, 2016	May 31, 2016	2,169,531,693
June 1, 2016	June 30, 2016	2,162,824,228
July 1, 2016	July 31, 2016	2,155,381,625
August 1, 2016	August 31, 2016	2,148,443,279
September 1, 2016	September 30, 2016	2,141,608,693
October 1, 2016	October 31, 2016	2,134,634,455
November 1, 2016	November 30, 2016	2,127,666,481
December 1, 2016	December 31, 2016	2,120,736,261
January 1, 2017	January 31, 2017	2,108,861,399
February 1, 2017	February 28, 2017	2,082,606,516
March 1, 2017	March 31, 2017	2,075,209,676
April 1, 2017	April 30, 2017	2,067,053,201
May 1, 2017	May 31, 2017	2,059,264,166
June 1, 2017	June 30, 2017	2,051,494,059
July 1, 2017	July 31, 2017	2,043,431,019
August 1, 2017	August 31, 2017	2,035,278,901
September 1, 2017	September 30, 2017	2,027,015,350
October 1, 2017	October 31, 2017	2,018,457,734
November 1, 2017	November 30, 2017	2,009,775,411
December 1, 2017	December 31, 2017	2,000,991,526
January 1, 2018	January 31, 2018	1,981,502,007
February 1, 2018	February 28, 2018	1,958,852,315
March 1, 2018	March 31, 2018	1,951,174,577
April 1, 2018	April 30, 2018	1,942,912,963
May 1, 2018	May 31, 2018	1,934,894,489
June 1, 2018	June 30, 2018	1,927,018,421
July 1, 2018	July 31, 2018	1,916,705,996
August 1, 2018	August 31, 2018	1,908,837,507
September 1, 2018	September 30, 2018	1,900,989,624
October 1, 2018	October 31, 2018	1,892,971,066
November 1, 2018	November 30, 2018	1,884,868,399
December 1, 2018	December 31, 2018	1,876,869,329
January 1, 2019	January 31, 2019	1,862,747,846
February 1, 2019	February 28, 2019	1,834,882,736
March 1, 2019	March 31, 2019	1,827,371,695

[First Amendment to Strip Liquidity Agreement]

April 1, 2019	April 30, 2019	1,819,199,016
May 1, 2019	May 31, 2019	1,785,573,164
June 1, 2019	June 30, 2019	1,777,653,245
July 1, 2019	July 31, 2019	1,743,946,231
August 1, 2019	August 31, 2019	1,735,844,020
September 1, 2019	September 30, 2019	1,727,749,039
October 1, 2019	October 31, 2019	1,693,869,483
November 1, 2019	November 30, 2019	1,685,686,214
December 1, 2019	December 31, 2019	1,677,250,463
January 1, 2020	January 31, 2020	1,635,906,777
February 1, 2020	February 29, 2020	1,623,772,843
March 1, 2020	March 31, 2020	1,615,333,656
April 1, 2020	April 30, 2020	1,606,883,051
May 1, 2020	May 31, 2020	1,598,439,510
June 1, 2020	June 30, 2020	1,590,084,231
July 1, 2020	July 31, 2020	1,581,738,806
August 1, 2020	August 31, 2020	1,573,377,394
September 1, 2020	September 30, 2020	1,565,020,916
October 1, 2020	October 31, 2020	1,556,687,289
November 1, 2020	November 30, 2020	1,548,435,782
December 1, 2020	December 31, 2020	1,540,191,390
January 1, 2021	January 31, 2021	1,524,342,357
February 1, 2021	February 28, 2021	1,514,462,871
March 1, 2021	March 31, 2021	1,506,372,431
April 1, 2021	April 30, 2021	1,497,425,994
May 1, 2021	May 31, 2021	1,488,839,391
June 1, 2021	June 30, 2021	1,480,261,546
July 1, 2021	July 31, 2021	1,471,613,786
August 1, 2021	August 31, 2021	1,462,937,886
September 1, 2021	September 30, 2021	1,454,264,038
October 1, 2021	October 31, 2021	1,445,538,304
November 1, 2021	November 30, 2021	1,436,822,576
December 1, 2021	December 31, 2021	1,428,111,369
January 1, 2022	January 31, 2022	1,409,870,671
February 1, 2022	February 28, 2022	1,396,865,299
March 1, 2022	March 31, 2022	1,388,508,493
April 1, 2022	April 30, 2022	1,379,192,163
May 1, 2022	May 31, 2022	1,370,292,953
June 1, 2022	June 30, 2022	1,361,399,447
July 1, 2022	July 31, 2022	1,352,499,972
August 1, 2022	August 31, 2022	1,343,539,596
September 1, 2022	September 30, 2022	1,334,578,771

[First Amendment to Strip Liquidity Agreement]

October 1, 2022	October 31, 2022	1,324,146,768
November 1, 2022	November 30, 2022	1,314,669,010
December 1, 2022	December 31, 2022	1,305,839,484
January 1, 2023	January 31, 2023	1,278,862,964
February 1, 2023	February 28, 2023	1,267,881,882
March 1, 2023	March 31, 2023	1,254,823,047
April 1, 2023	April 30, 2023	1,246,055,784
May 1, 2023	May 31, 2023	1,237,841,489
June 1, 2023	June 30, 2023	1,229,677,115
July 1, 2023	July 31, 2023	1,221,573,826
August 1, 2023	August 31, 2023	1,213,417,516
September 1, 2023	September 30, 2023	1,205,325,436
October 1, 2023	October 31, 2023	1,197,337,628
November 1, 2023	November 30, 2023	1,189,381,212
December 1, 2023	December 31, 2023	1,181,545,972
January 1, 2024	January 31, 2024	1,159,066,086
February 1, 2024	February 29, 2024	1,151,089,124
March 1, 2024	March 31, 2024	1,142,724,470
April 1, 2024	April 30, 2024	1,134,342,071
May 1, 2024	May 31, 2024	1,125,942,322
June 1, 2024	June 30, 2024	1,117,546,032

[First Amendment to Strip Liquidity Agreement]